FUND FEATURES & SERVICES

Investment Objectives
The Fund seeks capital appreciation and protection against inflation, with current income as a secondary goal.

Fund Management
Midas Management Corporation acts as general manager of the Fund and Lion Resource Management Limited serves as subadviser. Kjeld Thygesen is the Fund's portfolio manager. Mr. Thygesen has been Managing Director of the subadviser since 1989 and portfolio manager of the Fund since 1992.

Investment Strategy
Midas Fund invests primarily in the equity securities of established mining companies worldwide. The Fund also invests a smaller portion of its assets in developing companies that offer strong growth potential.

Portfolio Benefits
o Long term growth potential through appreciation in the value of equity securities held in its portfolio.
o Diversification for overall stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the precious metals resource markets. o An inflation hedge is offered by the Fund's international focus on resource opportunities.

Minimum Investments
o   Regular Accounts, $500
o   IRAs, $100
o   Automatic Investment Program, $50
o   Subsequent Investments, $50

Retirement Plans
Retirement plans available include No-Fee IRA, SEP-IRA, qualified profit-sharing and money purchase plans, and 403(b) plans."Thygesen's Midas touch guides this top performing gold fund."





MORNINGSTAR ranks MIDAS Fund  #1 for 5-year performance.*


* Source: Morningstar, Inc. for the period ending 12/31/96. Midas Fund was ranked 7 of 42 funds for the 1 year period, 1 of 28 funds for the 5 year period, and 2 of 19 for the ten year period, of all mutual funds in Morningstar's
"precious metals" category. As of 12/31/96, the Fund's average annual total return for the one, five and ten year periods was 21.22%, 20.46% and 10.83% respectively. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For more information, including management fees and other charges and expenses, please read the prospectus that accompanied or preceded this sales literature carefully before you invest or send money and for a discussion of the risks associated with investing globally and in precious metals, mining shares, and developing companies. Such investments are considered speculative and subject to substantial price fluctuations and risks. There can be no assurance that the Fund will achieve its investment objectives. For more information, please call 1-800-400-MIDAS. Investor Service Center, Inc., Distributor.


Report From the Fund Manager


Fellow Shareowners:

We are very pleased to extend a warm welcome to the many new shareowners who have joined no-load Midas Fund since our last Report. Interestingly, a large number of our shareowners have invested in the Fund through discount brokerage firms, including Charles Schwab & Co., Fidelity Brokerage, Waterhouse Securities, Jack White & Co., and Bull & Bear Securities.

Also noteworthy is the extent to which shareowners have taken advantage of the Fund's No-Fee IRA and our qualified 403(b) and defined contribution (Keogh) plans. Presently almost 9% of the Fund's net assets are held in these types of Midas Fund shareowner retirement plans.

In a difficult environment for precious metals, it is gratifying to report a total return of +21.22% for Midas Fund for 1996. This compares with a gain of 6.69% for the Morningstar Precious Metals Fund Average and a decline of .03% in the Gold & Silver Index, the XAU, a representative index of North American gold producers. Also, gold bullion declined by 4.89% and the Johannesburg Stock Exchange Gold Index, which tracks the performance of gold mining and other gold-related companies, showed a negative return for 1996 of -12.63%.

As of December 31, 1996, Midas Fund has recorded returns of 153.64% over five years and 179.67% over ten years, placing it first among precious metals oriented mutual funds over five years and second over the 10 year period.

The early 1996 strength in precious metals prices provided a boost to the shares of larger mining companies with established reserves and resource production. Consistent with Midas' investment strategy, shares of this type accounted for approximately 75% of the Fund's portfolio. The first half of the year also witnessed a strong performance from many of the smaller "project development" companies in which the Fund generally invests the balance of its portfolio. A weak gold price and tax loss selling combined, however, to put pressure on both producing and development companies alike during the second half of the year.

Midas Fund's strategy of consistently targeting 25% of its portfolio for investment in the smaller project development companies continues to be effective. We adhere to a rigorous, disciplined process in evaluating these companies and the mining projects which they are developing. Our focused approach includes an assessment of their management, the technical and geological aspects of their main projects, and an independent market valuation in an attempt to minimize the pitfalls of investing in this area. We look for mining companies with potentially increasing growth in revenues and earnings from successfully bringing a mineral resource into production. As with other companies, this kind of growth can result in dramatic increases in the share price of a mining company, regardless of normal fluctuations in the price of the mineral resource itself.

Some notably successful, growth-gold, companies include Greenstone Resources Ltd. with development projects in Latin America, and Minorca Resources Ltd. consolidating its position in the giant Busang gold discovery in Indonesia. Among the major producers, Getchell Gold Corp. has substantially outperformed its peer group by significantly increasing its gold reserves in Nevada.

Against a backdrop of weakness in the gold price, corporate restructuring activity by mining companies has intensified. Among the junior companies, exploration activity continues energetically, especially in the developing countries where discoveries can provide extraordinary returns. In South Africa, the old, established gold mining companies are undergoing radical restructuring to enhance productivity and returns and may obtain potentially significant benefits from fewer, more efficient operating units. In North America, merger and acquisition activity has gathered momentum as the major producing companies seek to expand and acquire new reserves. The larger companies, which have been expanding production rapidly in recent years, are under increasing pressure to replace reserves. A number of the successful junior mining companies that are discovering and developing gold reserves could prove to be attractive acquisition targets for the majors.

Midas Fund has exposure to a wide range of companies in different sectors and is well positioned to benefit from continuing corporate activity in the industry.

We remain dedicated to the consistent, disciplined, investment process we have established for Midas Fund and we are excited about the prospects of discovering opportunities for Midas shareowners over the years ahead.

Sincerely,





Kjeld Thygesen
Portfolio Manager
February 21, 1997





Report From the Strategic Advisor for the 12-months ended December 31,
1996


Midas is first and foremost a precious metals fund, but its investment objective of capital appreciation also makes Midas a growth fund. In addition, the companies in the Fund's portfolio have operations throughout the world. This broad geographical mix provides the shareholders of Midas with the benefits of an international fund. In conclusion, Midas is more than a gold fund.

This was clearly demonstrated in 1996, when, although the gold price fell 4.84% in 1996 from $387.60 to $368.65, it was nevertheless a successful year for the Midas Fund, which ended the year with a +21.22% return.

The percentage of the Fund's assets invested in South Africa, while up to 9.8% from the 5.2% prevailing one year ago, remained at approximately the level at June 30, 1996. Further investments in this area can be expected if the price of gold rises, as South African mining stocks have been lagging those of the other major producing countries. Though South African production again declined in 1996, at 495 metric tons it remains the world's largest gold producer.

An important factor in last year's performance is the Fund's on-going investment strategy to invest within different selected segments of the mining industry. The Fund continues to invest about 75% of its assets in companies currently producing mineral resources, principally gold. While large companies and small are considered for this component of the portfolio, special emphasis is placed on locating those newer - and still undiscovered - companies which represent good asset value in addition to having an attractive potential for growth. The remaining, approximately 25%, of the portfolio is invested in carefully selected project development companies.

The gold price showed considerable price movement in 1996, ranging from a high of $414.70 to a low of $368.00. A strong rally at the beginning of the year to over $400 an ounce was halted by central bank dishoarding and the selling of future production by many mining companies. Moreover, further central bank dishoarding and producer forward selling contributed to weakness in the gold price in the fourth quarter.

The U.S. dollar was strong throughout most of 1996, which put downward pressure on the gold price. Additionally, although the European and Japanese economies have been weak, their equity markets have been strong, diverting investor attention away from precious metals. Nevertheless, the demand for gold remains strong, with recent reports by the World Gold Council indicating demand near record levels. The gold price should eventually rise as a result.

Finally, inflation concerns are rising. Strong economic growth in the United States has contributed to renewed inflationary pressures, most recently demonstrated by above trend moves in reported wage rates. Moreover, the growth in the quantity of dollars continues to climb, and inflation is after all a monetary phenomenon. Too many dollars chasing too few goods results in higher prices and M3 -- which is a broad definition of the quantity of dollars in circulation - grew by 8.5% over the past twelve months.

This relatively high rate of monetary growth -- at a rate not seen for ten years -- suggests very strongly that inflation is in the pipeline.

Sincerely,,




James Turk
February 21, 1997


Personal Finance Article Reprint
Stephen Leeb, Editor                     Volume XXIII, Number 19 October 9, 1996


Mutual Fund Close-Up:
KING MIDAS

BY DEBRA A. PIAZZI

  Editor's note: The Midas Fund continues its reign of the Mutual Fund Portfolio. Here's the latest on what's happening in its court.-SL
  Gold reached highs in late 1995 that hadn't been seen in years. Breaking the magic $400 barrier sent gold mining stocks soaring in early 1996, and gave the Midas Fund ($500 minimum initial investrnent/$50 thereafter) returns of around 36 percent.
  Then at the end of May, both gold prices and the market started to dip. It wreaked havoc on the gold mining stocks and as the graph at right shows, the Midas Fund fell about 20 percent.
  Since late July, gold prices have rebounded and the fund has too, with year to date returns of 35.5 percent. Fund manager Kjeld Thygesen viewed the market's action as a healthy correction that presented a great buying opportunity.
  Thygesen is convinced gold stocks are worth their weight in themselves because they're undervalued in relation to rises in the Consumer Price Index and price increases of other commodities such as grains and oil.
  He thinks inflation is looming over the economy like a dark cloud, which is good for gold. Once the election is over, interest rates will rise, bringing us into an inflationary period where gold prices usually rise.
The Midas Fund continues to out-perform the market and other gold funds despite a relatively tame charter, which only recently was altered to allow more than 20 percent of assets in risky South African shares. In 1995 the fund's total return of 36.7 percent made it the best performing gold mutual fund.

Thygesen keeps about 75 percent of the portfolio in well established stocks, such as top holding Newmont Mining. He will buy bullion and raise cash when he deems necessary; in the past cash has reached 20 percent of total assets.
  The fund has its ups and downs, because Tbygesen doesn't restrict himself to established gold stocks. The remaining 25 percent is invested in small exploration and development companies located in Latin American, West Africa and the Former Soviet Union.
  Stock picking becomes very important when you have a 25 percent stake in emerging mining stocks. It's also what fuels the growth of the fund in sideways markets. Picking the stocks that are set to skyrocket means finding a stock that will do well no matter what the price of gold does.

  There are three steps Thygesen takes when meeting with a company's management. First he looks for solid expericence. He wants them to have a track record of taking a project from discovery to actual production.
  Next he looks at the feasibility of the project. For this he'll consult with independent geologists to get added expertise and insight.
  If the company passes the first two criteria, he'll price the invest ment. After an assessment of the risk/reward spectrum he'll make his final decision.
 Thygesen has been very successful using this approach. For example last year the fund had an enormous stake in Diamond Field Resources, which discovered a huge mineral deposit in Canada that accounted for much of the fund's 1995 gain.
 The fund's larger producing mining stocks give the fund stability; the emerging company component provides a growth kicker that helps the fund do well when gold prices are flat.
  Mutual FUND investors get treated like gold when they invest in the MIDAS Fund; add it to your portfolio now.

                October 9, 1996 PAGE 223

Schedule of Portfolio Investments
December  31, 1996

              Common Stocks and Warrants  (98.8%)


              North America (83.2%)
350,000       Adrian Resources Ltd.*                                   514,045
150,000       African Minerals Corp. (1)                               106,658
350,000       Amax Gold Inc.*                                        2,231,250
49,000        America Mineral Fields Inc.*                             146,569
1,000,000     AMT International Mining Corp.*                          911,900
1,000,000     AMT International Mining Corp. Warrants*                 189,600
400,000       Argentina Gold Corp.*                                    583,640
896,200       Argosy Mining Corp.*                                   1,301,103
1,300,000     Armada Gold Corp.*                                     1,194,960
350,000       Attwood Gold Corp.*                                      485,135
1,086,000     Aurizon Mines Ltd.*                                      990,323
154,200       Barrick Gold Corp.                                     4,433,250
400,000       Battle Mountain Gold Co.                               2,750,000
100,000       Bema Gold Corp.*                                         593,750
2,350,000     B.Y.G. Natural Resources Inc.*                         1,714,325
180,000       Cambior, Inc.                                          2,632,500
1,100,000     Campbell Resources, Inc.*                              1,031,250
731,000       Canyon Resources Corp.*                                1,918,875
150,000       Central Asia Goldfields Corp.*                           142,260
159,000       CN Minas Buenaventura ADR                              2,712,937
150,000       Colossal Resources Corp.*                                900,000
280,000       Consolidated Eurocan Ventures Ltd.*                    1,174,603
1,075,000     Consolidated Nevada Goldfields Corp.*                  1,041,352
858,000       Cornucopia Resources Ltd.*                               607,121
396,000       Cusac Gold Mines Ltd.*                                   334,105
1,933,500     Dayton Mining Corporation*                            12,930,281
262,500       Dayton Mining Corporation Warrants*                      511,121
125,000       Euro-Nevada Mining Corp. Ltd.                          3,729,963
1,500,000     Fairmile Gold Corp.*.                                  2,462,250
1,000,000     Fairstar Exploration, Inc.*                            1,721,800
425,000       First Dynasty Mines Ltd.*                              1,085,238
35,000        Franco-Nevada Mining Corp. Ltd.                        1,602,335
119,500       Freeport McMoran Copper & Gold, Inc.                   3,360,938
168,000       Getchell Gold Corp.*                                   6,447,000
400,000       Glamis Gold, Ltd.*                                     2,800,000
400,000       Glenmore Highlands Inc.*                               3,064,200
54,000        Gold Capital Corp.*                                       30,375
185,500       Golden Cycle Gold Corp.* (2)                           2,040,500
100,000       Golden Cycle Gold Corp.* (1) (2)                         715,000
300,000       Golden Knight Resources, Inc. Special Warrants*        1,444,560
752,700       Golden Queen Mining Co. Ltd.*                          1,537,616
225,000       Golden Star Resources Ltd.*                            2,925,000
120,000       Gold Reserve Corp.*                                    1,147,500
1,000,000     Goldstake Explorations, Inc.*                          1,130,800
444,000       Gran Colombia Resources, Inc.*                           420,945
750,000       Greater Lenora Resources Corp.*                          410,325
800,000       Greenstone Resources Ltd.*                             9,400,000
323,800       High River Gold Mines Ltd.*                            1,004,007
454,500       Homestake Mining Co.                                   6,476,625
620,000       IMA Resource Corp. Special Warrants* (1)                 506,599
575,000       Indomin Resources, Ltd.*                               2,013,593
503,999       International All-North Resources Ltd.*             $    113,954
200,000       International Precious Metals Corp.*                     875,000
475,000       Jordex Resources, Inc.*                                  634,173
500,000       Kenrich Mining Corp.*                                    218,850
300,000       Kenrich Mining Corp. Units (1)                            85,348
200,000       Kinross Gold Corp.*                                    1,425,000
204,167       Lytton Minerals, Ltd.*                                   595,821
52,083        Lytton Minerals, Ltd. Warrants*                           38,044
800,000       Madsen Gold Corp.*                                     1,634,240
800,000       Madsen Gold Corp. Warrants*                               29,813
965,000       Meridian Gold Inc.*                                    2,752,895
460,000       Metallica Resources, Inc.*                             1,523,750
500,000       Minera Andes Inc. Special Warrants* (1)                  758,751
1,294,285     Minorca Resources Ltd.*                                2,823,353
889,000       Miramar Mining Corp.*                                  3,889,375
1,000,000     Nelson Gold Corporation Limited*.                        656,600
267,400       Nevsun Resources Ltd.*                                 1,521,693
70,000        Nevsun Resources Ltd. Special Warrants* (1)              318,681
140,000       Newmont Gold Company                                   6,125,000
120,000       Newmont Mining Corp.                                   5,370,000
805,000       Oliver Gold Corp.*                                     2,443,175
287,500       Oliver Gold Corp. Warrants*                              358,872
1,000,000     Palmer Resources Ltd. Units* (1) (2)                   5,195,303
225,000       Palmer Resources Ltd. Special Warrants* (1) (2)          814,197
230,000       Pangea Goldfields, Inc.*                               1,073,939
200,000       Pioneer Group, Inc.                                    4,750,000
1,100,000     Rea Gold Corporation*                                  1,443,750
703,000       Rio Narcea Gold Mines Ltd.*                            1,974,586
222,000       Rio Narcea Gold Mines Ltd. Special Warrants* (1)         498,836
450,000       River Gold Mines Ltd.*                                 1,313,235
300,000       Samax Gold Inc.*                                       1,148,629
1,433,333     Sedex Mining Corp.*                                      784,176
388,800       South American Gold & Copper Ltd.*                       624,024
430,000       South American Gold & Copper Ltd. Special                552,113
              Warrants* (1)
1,000,000     St. Genevieve Resources Ltd. Special Warrants*           805,426
              (1)
965,200       Tombstone Explorations Co. Ltd.*                       1,513,916
412,500       Tombstone Explorations Co. Ltd. Warrants*                 45,335
200,000       Trillion Resources Ltd. Units*                           809,816
500,000       Trio Gold Corp.*                                         346,500
270,000       Trio Gold Corp. Warrants*                                 49,266
235,000       Trumpeter Yukon Gold Inc.*                               137,146
235,000       Trumpeter Yukon Gold Inc. Rights*                         13,701
862,500       Venoro Gold Corp.*                                       132,135
734,300       Viceroy Resource Corp.*                                3,267,929
2,910,000     Vista Gold Corp.*                                      4,001,250
600,000       Western Pacific Mining Exploration Inc. Units*         1,502,626
              (1)
2,790,800     William Resources, Inc.*                               2,870,896
                                                                   171,421,200

              Australia (4.2%)
700,000       Emperor Mines Ltd.*                                    1,362,130
860,000       Great Central Mines Ltd. NL*                            2,445,32
500,000       Newcrest Mining Ltd.                                   1,985,600
2,000,000     Normandy Mining Ltd.                                   2,764,000
                                                                     8,557,054

              Mexico (1.0%)
600,000       Industrias Penoles S.A.*                               2,126,460

              South Africa (9.8%)
1,500,000     Blyvooruitzicht Gold Mining Co. Ltd.*                  1,522,111
95,000        Durban Roodeport Deep Ltd. ADR*                          706,563
105,000       Durban Roodeport Deep Ltd.                               785,085
500,000       East Daggafontein Mines Ltd. ADR*                      1,350,000
301,000       Free State Consolidated Gold Mines Ltd.                2,175,224
100,000       Harmony Gold Mining Co. Ltd.*                            828,430
300,000       Lydenburg Exploration Ltd.*                              904,320
1,000,000     Oryx Gold Holdings Ltd.*                               1,487,900
300,000       Randgold & Exploration Co. Ltd.                        2,043,750
45,000        RandGold Resources Ltd. (1)                              438,750
611,200       Vaal Reefs Exploration & Mining Company, Ltd.          3,909,289
135,000       Western Deep Levels Ltd. ADR                           4,052,751
                                                                    20,204,173
United
Kingdom (.6%)
1,000,000     Reunion Mining PLC*                                    1,249,200
              Total Common Stocks and Warrants
              (cost:  $216,369,464) (98.8%)                        203,558,087
Contracts     Options (.2%)
30            Durban Roodeport Ltd., 12/31/99
              (cost:  $385,042)                                        352,489

Par Value     Convertible Debentures (1.0%)
$2,000,000    Golden Shamrock Mines Ltd., 7.50%,
              due 5/9/00 (cost:  $2,250,000)                         2,022,400
              Total Investments
              (cost: $219,004,506) (100.0%)                        $205,932,976



* Indicates non-income producing security.
(1) Restricted security (see note 5).
(2) Affiliated company.


         Statement of Assets and Liabilities
         December 31, 1996




       Assets:
 Investments at market
  value
 (cost: $219,004,506)               $205,932,976
 (note 1)
  Receivables:
 Investment securities                 1,538,376
 sold
 Fund shares sold                      1,260,162
 Dividends                                 1,032
 Other assets                             15,854
 Total assets                        208,748,400


      Liabilities:
      Payables:
 Fund shares redeemed                  3,988,358
 Demand note payable to                2,769,243
 bank (note 4)
 Investment securities                 1,424,351
 purchased
      Accrued management                  59,600
      and distribution fees
      Accrued expenses                    50,321
 Total liabilities                     8,291,873

      Net Assets:

      (Applicable to 38,928,321 outstanding shares:
      250,000,000 of $.01            $200,456,527
      par value authorized)
      NET ASSET VALUE,
      OFFERING AND
      REDEMPTION PRICE PER
      SHARE
      ($200,456,527 /                       $5.15
      38,928,321)
      At December 31, 1996,
      net assets consisted
      of:
      Paid-in capital                 $216,117,388
      Accumulated net                   (2,587,097)
      realized loss on
      investments
      Net unrealized
      depreciation on
      investments and
      foreign currencies               (13,073,764)
                                      $200,456,527



Statement of Operations
Year Ended December 31, 1996
                                                               Dividends

                                                                 $     741,778
           Interest                                                    332,209
           Total investment income                                   1,073,987

           Investment Management (note 3)                            1,549,358
           Distribution (note 3)                                       387,379
           Transfer agent                                              228,884
           Custodian                                                   148,410
           Professional (note 3)                                       147,728
           Registration (note 3)                                       110,365
           Printing                                                    105,078
           Shareholder administration (note 3)                          77,717
           Directors                                                    10,357
           Other                                                        65,318
           Total expenses                                            2,830,594
           Transfer agent credits (note 4)                            (27,656)
           Expenses reimbursed (note 3)                              (308,230)
           Net expenses                                              2,494,708
           Net investment loss                                     (1,420,721)

           Realized and Unrealized Loss on Investments,
           Foreign Currencies and Futures:

           Net realized loss from foreign currency and               (379,853)
           futures tran fsactions
           Net realized loss from security transactions            (2,303,822)

           Unrealized depreciation of investments and foreign 14,771,827) currencies during the period
           Net realized and unrealized loss on investments
           and foreign currencies                                 (17,455,502)
           Net decrease in net assets resulting                  $(18,876,223)
           from operations


Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995


    Operations:                              1996                      1995


    Net investment loss             $ (1,420,721)               $ (136,744)

    Net realized loss from              (379,853)                        --
    foreign currency and
    futures transactions

    Net realized gain (loss)          (2,303,822)                 2,109,455
    from security
    transactions

    Unrealized appreciation          (14,771,827)                   351,869
    (depreciation) of
    investments and foreign
    currencies during the
    period
    Net increase (decrease)          (18,876,223)                 2,324,580
    in net assets resulting
    from operations

    Distributions to
    Shareholders:

    Distributions from net               (84,946)                 (974,250)
    realized gains ($.0023
    and $.29 per share,
    respectively)

    Capital Share
    Transactions:
    Increase in net assets            203,664,653                 7,350,963
    resulting from capital
    share transactions (a)
         Total increase in net        184,703,484                 8,701,293
    assets
    Net Assets:
    Beginning of period                15,753,043                 7,051,750
    End of period                    $200,456,527               $15,753,043
    (a)  Transactions in
    capital shares were as
    follows:

    1996                                     1995
    Shares                                  Value           Shares               Value

    Shares sold                        60,650,936     $342,691,686           2,169,918            $ 9,889,520
    Shares issued in                       13,523           81,851             212,371                904,700
    reinvestment of
    distributions

    Shares redeemed                  (25,443,864)                            (800,677)            (3,443,257)
                                                     (139,108,884)
    Net increase                       35,220,595     $203,664,653           1,581,612             $7,350,963

Transactions in capital shares were as follows:


                    1996                                                1995
                        Shares                   Value                 Shares                  Value

     Shares sold          60,650,936            $342,691,686              2,169,918            $ 9,889,520
     Shares issued in         13,523                  81,851                212,371                904,700
     reinvestment of
     distributions



     Shares redeemed    (25,443,864)                                      (800,677)            (3,443,257)
                                               (139,108,884)
     Net increase         35,220,595            $203,664,653              1,581,612             $7,350,963




Notes to Financial Statements

1. Midas Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies, and gold, platinum and silver coins are valued in U.S. dollars at prevailing exchange rates. Assets for which quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Debt securities with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $219,004,506, gross unrealized appreciation and gross unrealized depreciation were $23,578,629 and $36,650,159, respectively, at December 31, 1996.
Distributions paid to shareholders during the year ended December 31, 1995 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards. At December 31, 1996, the Fund had an unused capital loss carryforward of approximately $2,587,100 which expires in 2004.

3. The Fund retains Midas Management Corporation (the "Investment Manager") as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of assets up to $200 million, .95% over $200 million up to $400 million, .90% over $400 million up to $600 million, .85% over $600 million up to $800 million, .80% over $800 million up to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. In addition, the Investment Manager has agreed to be subject to the following expense limitation for a period of two years from the date of the Investment Management Agreement, August 25, 1995, which limitation is calculated as an amount not in excess of the fee payable by the Fund if and to the extent that the aggregate operating expenses of the Fund (excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, brokerage fees and commissions) are in excess of 2.0% of the first $10 million of average net assets of the Fund, plus 1.5% of the next $20 million of average net assets, plus 1.25% of average net assets above $30 million. Reimbursement for the year ended December 31, 1996 was $308,230. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). For the year ended December 31, 1996, an affiliate of the Investment Manager, received commissions of $120,957 for brokerage services. The Fund reimbursed the Investment Manager $56,751 for providing certain administrative and accounting services at cost.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor an amount up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $77,717 for shareholder administration services which it provided to the Fund at cost during the year ended December 31, 1996.

4. The Fund has a committed bank line of credit for temporary or emergency purposes. At December 31, 1996, the balance outstanding was $2,769,243 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended December 31, 1996, the weighted average interest rates was 7.07% based on the balances outstanding during the period and the weighted average amount outstanding was $629,838.

The Fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees were reduced by $27,656 under such arrangements.

5. Purchases and proceeds of sales of securities other than short term investments and bullion aggregated $237,030,660 and $32,872,215, respectively, during the year ended December 31, 1996.

On December 31, 1996, the Fund held certain securities which are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Dates of acquisition and cost of restricted securities are as follows:



   Shares Date of Acquisition           Cost              Value

  150,000 African Minerals Corp.        11/21/95              $   $     106,658
                                                        166,328
  100,000 Golden Cycle Gold Corp.       12/5/96       1,000,000         715,000
  620,000 IMA Resource Corp. Special    11/27/96        575,695         506,599
          Warrants
  300,000 Kenrich Mining Corp. Units    7/26/96         305,488          85,348
  500,000 Minera Andes Inc. Special     12/16/96        768,049         758,751
          Warrants
   70,000 Nevsun Resources Ltd.         9/5/96          511,005         318,681
          Special Warrants
  225,000 Palmer Resources Ltd.         12/2/96         998,225         814,197
          Special Warrants
1,000,000 Palmer Resources Ltd.         6/21/96       2,196,917       5,195,303
          Units
   45,000 RandGold Resources Ltd.       12/13/96 &      683,500         438,750
                                        12/19/96
  222,000 Rio Narcea Gold Mines Ltd.    11/14/96        624,016         498,836
          Special Warrants
  430,000 South American Gold &         10/16/96        444,215         552,113
          Copper Ltd. Special
          Warrants
1,000,000 St. Genevieve Resources       9/27/96       1,099,949         805,426
          Ltd. Special Warrants
  600,000 Western Pacific Mining        12/5/96
          Exploration Inc. Units                        883,652       1,502,626
                                                    $10,257,039     $12,298,288


At December 31, 1996, the total value of restricted securities represent 6.14% of net assets.

6. A Special Meeting of Shareowners of the Fund ("Special Meeting") was held on April 25, 1996 pursuant to notice given to all shareholders of record at the close of business on February 15, 1996. At the Special Meeting, shareholders approved the following proposals as indicated: To Amend, in Part, and Amend and Reclassify, in Part, the Fund's Fundamental Investment Provision Regarding Lending and Investments in Repurchase Agreements which Mature in More than Seven Days (4,560,244.28 in favor, 184,741.40 against, 196,178.75 abstaining); To
Amend the Fund's Fundamental Investment Provision Regarding Borrowing and the Issuance of Senior Securities (4,537,071.70 in favor, 215,982.44 against, 188,110.29 abstaining); To Amend the Fund's Fundamental Investment Provision Regarding Underwriting Securities (4,571,587.47 in favor, 160,270.99 against, 209,305.96 abstaining); To Amend the Fund's Fundamental Investment Provision Regarding the Purchase or Sale of Real Estate (4,479,552.59 in favor, 269,055.60 against, 192,556.25 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding Commodities (4,557,664.55 in favor, 197,253.73 against, 186,246.16 abstaining); To Amend and Reclassify the Fund's Fundamental Restriction Regarding Investments in Exploration or Development Programs, such as Oil or Gas Programs (4,551,070.13 in favor, 194,217.86 against, 195,876.44 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding Margin Purchases and Short Sales (4,553,571.00 in favor, 202,658.87 against, 184,934.56 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding Investments in other Investment Companies (4,553,571.00 in favor, 202,658.87 against, 184,934.56 abstaining); To Amend and
Reclassify the Fund's  Fundamental  Investment  Provision  Regarding Pledging or
Mortgaging its Assets  (4,553,571.00 in favor,  202,658.87  against,  184,934.56 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding Investments in Securities of Unseasoned Issuers (4,553,571.00 in favor, 202,658.87 against, 184,934.56 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding Investments in

Securities of a Company if those Officers or Directors of the Fund, who own 1/2 of 1% or more of the Company's Securities, own together more than 5% of the Company's Securities (4,553,571.00 in favor, 202,658.87 against, and 184,934.56 abstaining); To Amend and Reclassify the Fund's Fundamental Investment Provision Regarding the Purchase of Restricted Securities (4,553,571.00 in favor, 202,658.87 against, 184,934.56 abstaining); To Eliminate the Fund's Fundamental Investment Provision Regarding the Fund's Investments in a Single Issuer (4,553,571.00 in favor, 202,658.87 against, 184,934.56 abstaining).



Financial Highlights


         Years Ended December31,
                                       1996*          1995*            1994            1993                  1992
                  Per Share Data

 Net asset value at beginning of       $4.25          $3.32           $4.16           $2.35                 $2.55
                          period
          Income from investment
                     operations:
    Net investment income (loss)       (.05)          (.06)           (.05)           (.01)                   .01
Net realized and unrealized gain         .95           1.28           (.67)            2.34                 (.19)
           (loss) on investments
Total from investment operations         .90           1.22           (.72)            2.33                 (.18)
             Less distributions:
          Distributions from net           _              _               _               _                 (.01)
               investment income
 Distributions from net realized           _          (.29)           (.12)           (.52)                 (.01)
                           gains
             Total distributions           _          (.29)           (.12)           (.52)                 (.02)
Net asset value at end of period       $5.15          $4.25           $3.32           $4.16                 $2.35
                    TOTAL RETURN      21.22%         36.73%        (17.27)%          99.24%                (7.16)

        Ratios/Supplemental Data
                                    $200,457        $15,753          $7,052         $10,357                $4,943
     Net assets at end of period       1.63%          2.26%           2.15%           2.18%                 2.25%
                 (000's omitted)
Ratio of expenses to average net      (.92)%        (1.47)%         (1.26)%         (0.28)%                 0.56%
                  assets (a) (b)
  Ratio of net investment income                                                        63%                   72%
(loss) to average net assets (c)         23%            48%             53%
         Portfolio turnover rate      $.0204


* Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a)Ratio prior to reimbursement by the Investment Manager was 1.83%, 2.52% and 2.53% for the years ended December 31, 1996, 1995 and 1992, respectively.
(b)Ratio after transfer agent and custodian credits were 1.61% and 2.25% for the years ended December 31, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian credits for 1996.
(c)Ratio prior to reimbursement by the Investment Manager was (1.12)%, (1.73)% and 0.28% for the periods ended December 31, 1996, 1995 and 1992, respectively.


The Board of Directors and Shareowners of Midas Fund, Inc.:
Report of Independent Certified Public Accountants

                  We have audited the accompanying statement of assets and liabilities of Midas Fund, Inc. (formerly Excel Midas Gold Shares, Inc. until August 28, 1995) including the statement of investments as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Excel Midas Gold Shares, Inc. as of December 31, 1994, which include financial highlights for each of the three years in the period then ended, was audited by other auditors whose report dated February 10, 1995, expressed an unqualified opinion on those statements.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., as of December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 17, 1997